Exhibit 10.12

EXTENSION AGREEMENT

Bank of America, N.A.,

as Administrative Agent

231 South LaSalle Street

Chicago, Illinois 60604

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective April 3, 2003, its Commitment and the Maturity Date under the Credit Agreement dated as of April 3, 2001, among SOURCECORP, Incorporated (formerly known as F.Y.I., Incorporated), each of the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as sole lead arranger and sole book agent (as the same has been amended or otherwise modified from time to time, the “Credit Agreement”) for 364 days to April 1, 2006, pursuant to Section 2.1(d) of the Credit Agreement.  Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of Texas.  This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SUNTRUST BANK

By:	/s/Daniel S. Komitor
	Name:	Daniel S. Komitor
	Title:	Director

Agreed and Accepted:

SOURCECORP, INCORPORATED

By:	/s/Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	EVP & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President